FCF P5 07/19

SUPPLEMENT DATED JULY 24, 2019

TO THE PROSPECTUS DATED FEBRUARY 1, 2019

OF

FRANKLIN CUSTODIAN FUNDS

(Franklin U.S. Government Securities Fund)

The prospectus is amended as follows:

I.  The following is added to the “Portfolio Managers” section in the “Fund Summaries – Franklin U.S. Government Securities Fund” section of the prospectus:

Effective on October 15, 2019, the portfolio manager of the Fund will be as follows:

Paul Varunok

Portfolio Manager of Advisers and portfolio manager of the Fund since 2003.

II.  The following is added to the portfolio manager line-up under the “Fund Details – Franklin U.S. Government Securities Fund – Management” section of the prospectus:

Effective on October 15, 2019, the portfolio manager of the Fund will be as follows:

Paul Varunok      Portfolio Manager of Advisers

Mr. Varunok has been a portfolio manager of the Fund since 2003. He joined Franklin Templeton in 2001.

Mr. Varunok has been a portfolio manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.